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                                                                  Exhibit 10.1


                                                                CONFORMED COPY

C L I F F O R D                                            CLIFFORD CHANCE LLP
C H A N C E [LOGO]


              SYNDICATION AND AMENDMENT AND RESTATEMENT AGREEMENT


                               Dated 23 May 2007




                                      for




                             FLEXSYS HOLDING B.V.
                                  the Company

                                  arranged by
                                 KBC BANK NV.

                                      AND

                       CITIGROUP GLOBAL MARKETS LIMITED

                                     WITH

                                 KBC BANK N.V.
                                acting as Agent

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                  RELATING TO A SECURED FACILITIES AGREEMENT
                              DATED 27 APRIL 2007

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                                                                CONFORMED COPY

                                               CONTENTS

CLAUSE                                                                                            PAGE

1.        Definitions And Interpretation.............................................................3

2.        Conditions Precedent.......................................................................4

3.        Representations............................................................................4

4.        Transfer By Novation.......................................................................4

5.        Restatement................................................................................7

6.        Security Documents.........................................................................8

7.        Guarantee..................................................................................8

8.        Designated Entities........................................................................9

9.        Fees, Costs And Expenses...................................................................9

10.       Consents And Waivers.......................................................................9

11.       Indemnity.................................................................................10

12.       Miscellaneous.............................................................................10

13.       Governing Law.............................................................................10

Schedule 1           The Parties...............................................................deleted

Part I The Obligors............................................................................deleted

Part Ii The Existing Lenders...................................................................deleted

Part Iii The New Lenders.......................................................................deleted

Schedule 2           The Lenders...............................................................deleted

Schedule 3           Conditions Precedent And Conditions Subsequent............................deleted

Part I Conditions Precedent....................................................................deleted

Part II Conditions Subsequent..................................................................deleted

Schedule 4           Restated Agreement...............................................See Exhibit 10.2

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THIS AGREEMENT is dated 23 May 2007 and made between:

(1) FLEXSYS HOLDING B.V. a private company with limited liability incorporated under the laws of The Netherlands having its seat in Deventer, The Netherlands and its registered office at Zutphenseweg 51010, 7418 AJ Deventer, The Netherlands and registered with the Chamber of Commerce under number 3802104 (the "COMPANY");

(2) THE SUBSIDIARIES of the Company listed in Part I of Schedule 1 as borrowers (together with the Company, the "BORROWERS");

(3) THE ENTITIES of the Company listed in Part I of Schedule 1 as guarantors (together with the Company, the "GUARANTORS");

(4) KBC BANK N.V. and CITIGROUP GLOBAL MARKETS LIMITED as mandated lead arrangers (whether acting individually or together the "ARRANGER");

(5) THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 as existing lenders (the "EXISTING LENDERS");

(6) THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 as new lenders (the "NEW LENDERS");

(7)     KBC BANK N.V. as agent of the other Finance Parties (the "AGENT"); and

(8) KBC BANK N.V. as security agent and/or as security trustee for the Secured Parties (the "SECURITY TRUSTEE").

IT IS AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS
        In this Agreement:

        "EFFECTIVE DATE" means the date specified by the Agent on not less than 3 Business Days' notice as the day on which the New Lenders must fund their respective participation in each Loan and the Existing Lenders must novate their respective Commitments to the New Lenders in accordance with Schedule 2 (The Lenders).

        "ORIGINAL FACILITY AGREEMENT" means the USD 200,000,000 Multicurrency Term and Revolving Facilities Agreement dated 27 April 2007 between the Company, the Original Borrowers, the Original Guarantors, the Agent, the Arranger and the Existing Lenders.

        "RESTATED AGREEMENT" means the Original Facility Agreement, as amended by this Agreement, the terms of which are set out in Schedule 4 (Restated Agreement).

1.2     INCORPORATION OF DEFINED TERMS
        (a) Unless a contrary indication appears, a term defined in any other Finance Document has the same meaning in this Agreement.

        (b) The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

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1.3     CLAUSES
        In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.

1.4     THIRD PARTY RIGHTS
        A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5     DESIGNATION
        In accordance with the Original Facility Agreement, each of the Company and the Agent designates this Agreement as a Finance Document.

2.      CONDITIONS PRECEDENT

        The provisions of Clause 4 (Transfer by Novation) and Clause 5 (Restatement) shall be effective only if, not later than three Business Days before the Effective Date, the Agent has received all the documents and other evidence listed in Schedule 3 (Conditions Precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company, the Existing Lenders and the New Lenders promptly upon being so satisfied.

3.      REPRESENTATIONS

        The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

        (a)     the date of this Agreement; and

        (b)     the Effective Date.

4.      TRANSFER BY NOVATION

4.1     TRANSFER BY NOVATION
        On the Effective Date (whether or not a Default is continuing) each Existing Lender shall transfer by novation all or part of its Commitment, rights and obligations under the Finance Documents to a New Lender, so that:

        (a) each New Lender will become a Lender under the Restated Agreement with a Facility A Commitment and Facility B Commitment as set out in the relevant columns opposite its name in Schedule 2 (The Lenders);

        (b) each Existing Lender's Facility A Commitment and Facility B Commitment shall be reduced to the respective amount set out in the relevant columns opposite its name in Schedule 2 (The Lenders);

        (c) each New Lender will become a Lender under the Restated Agreement with a participation in each Loan as notified to it by the Agent pursuant to paragraphs (a) and (d) of Clause 4.6 (Lenders' participations); and

        (d) each Existing Lender's participation in each Loan shall be as notified to it by the Agent pursuant to paragraphs (a) and (d) of Clause 4.6 (Lenders' participations).

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4.2     PROCEDURE FOR TRANSFER BY NOVATION
        The transfer by novation set out in Clause 4.1 (Transfer by Novation) shall take effect on the Effective Date so that:

        (a) to the extent that in Clause 4.1 (Transfer by Novation) each Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and each Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the "DISCHARGED RIGHTS AND OBLIGATIONS");

        (b) each of the Obligors and each New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the relevant New Lender have assumed and/or acquired the same in place of that Obligor and that Existing Lender;

        (c) the Agent, the Arranger, each New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Existing Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arranger and the relevant Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

        (d)     each New Lender shall become a Party as a "Lender"; and

        (e) the Issuing Bank and each New Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer by novation and to that extent the Issuing Bank and the relevant Existing Lender shall each be released from further obligations to each other under the Finance Documents.

4.3     AMOUNTS DUE ON OR BEFORE THE EFFECTIVE DATE
        Any amounts payable to the Existing Lenders by the Obligors pursuant to any Finance Document on or before the Effective Date (including, without limitation, all interest, fees and commission payable on the Effective Date) in respect of any period ending on or prior to the Effective Date shall be for the account of the Existing Lenders and none of the New Lenders shall have any interest in, or any rights in respect of, any such amount.

4.4     LIMITATION OF RESPONSIBILITY OF EXISTING LENDERS
        (a) Each New Lender confirms to each Existing Lender and the other Finance Parties that it:

                (i) has received a copy of the Original Facility Agreement together with such other information as it has required in connection with this transaction;

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                (ii)    has made (and shall continue to make) its own
                        independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Restated Agreement and has not relied exclusively on any information provided to it by any Existing Lender in connection with any Finance Document; and

                (iii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

        (b) Unless expressly agreed to the contrary, the Existing Lenders make no representation or warranty and assume no responsibility to the New Lenders for:

                (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

                (ii)    the financial condition of any Obligor;

                (iii) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

                (iv) the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document, and any representations or warranties implied by law are excluded.

        (c) Nothing in any Finance Document obliges any Existing Lender to:

                (i) accept a re-transfer from any New Lender of any of the rights and obligations transferred by novation under this Agreement; or

                (ii) support any losses directly or indirectly incurred by a New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

4.5     ADMINISTRATIVE DETAILS
        Each New Lender confirms that it has delivered to the Agent its Facility Office details and address, fax number and attention details for the purposes of Clause 35 (Notices) of the Restated Agreement.

4.6     LENDERS' PARTICIPATIONS
        (a) The Agent shall notify each Existing Lender and each New Lender of the Base Currency Amount, the amount and currency of each Loan requested, pursuant to a Utilisation Request, to be made on the Effective Date and the amount of its participation in that new Loan not later than 3.00p.m. three Business Days before the Effective Date.

        (b) The amount of each Existing Lender's and each New Lender's participation in each new Loan referred to in paragraph (a) of this Clause 4.6 (Lenders'

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                participations) will be equal to the proportion borne by its
                Available Commitment to the Available Facility immediately prior to the making of the Loan.

        (c) Each Existing Lender and each New Lender shall make its participation in each Loan referred to in paragraph (a) of this Clause 4.6 (Lenders' participations) available by the Effective Date through its Facility Office.

        (d) The Agent shall notify each Existing Lender and each New Lender of the Base Currency Amount (if applicable), the amount and currency of each Facility A Loan which was made before the Effective Date and which is to continue to be outstanding on the Effective Date and the amount and currency of its participation in that Facility A Loan by 3.00pm three Business Days before the Effective Date.

        (e) The amount of each Existing Lender's and each New Lender's participation in each Facility A Loan referred to in paragraph
                (d) of this Clause 4.6 (Lenders' participations) will be equal to the proportion borne by its Facility A Commitment to the Total Facility A Commitments on the Effective Date.

        (f) Each New Lender shall make its participation in each Facility A Loan referred to in paragraph (d) of this Clause 4.6 (Lenders' participations) available by the Effective Date through its Facility Office for distribution by the Agent to the Existing Lenders in order to ensure that the participations of the Existing Lenders in each such Facility A Loan are equal to the amounts notified to them by the Agent under paragraph (e) of this Clause 4.6 (Lenders' participations).

        (g)
                (i) Each Existing Lender and each New Lender required to make a payment under this Agreement shall make the same available to the Agent for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

                (ii) Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in a Participating Member State or London) with such bank as the Agent specifies.

5.      RESTATEMENT

5.1     RESTATEMENT OF THE ORIGINAL FACILITY AGREEMENT
        With effect from the Effective Date the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 4 (Restated Agreement).

5.2     CONTINUING OBLIGATIONS
        The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

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6.      SECURITY DOCUMENTS

6.1 With effect from the Effective Date the benefit of each Security Document shall be maintained in favour of the New Lenders, without prejudice to paragraph (a) of Clause 26.4 (Limitation of responsibility of Existing Lenders) of the Original Facility Agreement.

6.2 Without prejudice to the wording of the Secured Liabilities in the Security Documents and thus insofar as necessary, both the Existing Lenders and the New Lenders expressly reserve the rights, powers, privileges and actions that they enjoy under any Security Documents governed by French and Belgian law in favour of the New Lenders, in accordance with the provisions of article 1278 et seq. of the French and Belgian Code civil.

6.3 With respect to the Security Documents governed by Italian law, any transfer made under the Original Facility Agreement by way of English law novation shall be construed under Italian law as a successione a titolo particolare and shall not entail under Italian law a novazione of (or have an effectto novativo on) the Original Facility Agreement.

6.4 Each New Lender hereby confirms that it has received a copy of each of the Security Documents which are governed by German law and are pledges, is aware of their contents and hereby expressly consents to the declarations of the Security Trustee made on behalf of each New Lender as future pledge in such Security Documents.

6.5     With regards to the Security Documents governed by Brazilian law:
        (a) Flexsys Industria e Comercio Ltda. and the other Parties hereto expressly acknowledge and agree that, in light of Brazilian law, this Agreement shall not be deemed as a novation (novacao) of their obligations or rights under the Original Facility Agreement; and

        (b) Flexsys Industria e Comercio Ltda. expressly acknowledges and agrees that the Security granted under the Security Documents governed by Brazilian law shall remain in full force and effect.

7.      GUARANTEE

        Each Obligor acknowledges the proposed amendments to the Original Facility Agreement and confirms for the benefit of the Finance Parties that the guarantee constituted by Clause 20 (Guarantee and Indemnity) of the Original Facility Agreement and the Transaction Security that it has granted in connection with the Original Facility Agreement shall (subject to the limitations set out in Clause 20 (Guarantee and Indemnity) of the Original Facility Agreement or in the relevant Security Documents) remain in full force and effect notwithstanding any increase in the Commitments and the designation of any new document as a Finance Document or any additions, amendments, novation, substitution, or supplements of or to the Finance Documents in relation to any Obligor and that the guarantee constituted by Clause 20 (Guarantee and Indemnity) of the Original Facility Agreement and all restrictions agreed to thereunder and in that respect extends to any new obligations assumed by any Obligor under any amended or new Finance Documents and continue to secure the obligations of the Obligors under the

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        Finance Documents, including in relation to the increased Total
        Commitments made available thereunder.

8.      DESIGNATED ENTITIES

        Where a Lender (each a "DESIGNATING LENDER") has designated in the signature pages to this Agreement an Affiliate of itself (each a "DESIGNATED ENTITY") as its Facility Office for the purposes of participating in or making Loans to a particular Borrower, the Parties unconditionally and irrevocably agree that such Designated Entity shall:

        (a) not have any Commitment (which shall remain with the Designating Lender);

        (b) be entitled to all rights and benefits (other than voting rights which shall remain with the Designating Lender) under this Agreement relating to its participation in any Loan to such a Borrower; and

        (c) have the corresponding duties of a Lender in relation to such Loans, and shall be a party to this Agreement for that purpose.

        Such Designating Lender shall procure, subject to the terms of this Agreement, that the Designated Entity participates in a Loan to such a Borrower in place of the Designating Lender and the Parties shall be entitled to treat such Designated Entity as a Lender accordingly.

9.      FEES, COSTS AND EXPENSES

9.1     TRANSACTION EXPENSES
        The Company shall promptly on demand pay the Agent, the Arranger and the Security Trustee the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

9.2     ENFORCEMENT COSTS
        The Company shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, this Agreement.

9.3     STAMP TAXES
        The Company shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

10.     CONSENTS AND WAIVERS

10.1    CONSENT AND WAIVER
        The Company, each other Obligor, the Arranger, the Existing Lenders and the Agent each:

        (a)     consent to the New Lenders becoming Lenders; and

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        (b)     waive the requirements of Clause 26 (Changes to the Lenders)
                of the Original Facility Agreement for the purposes of this Agreement and for the transfer by novation effected pursuant to this Agreement.

10.2    FURTHER ASSURANCE
        Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

10.3    AGENT'S WAIVER
        The Agent waives the requirement for the payment of the fee referred to in Clause 26.3 (Assignment or transfer fee) of the Original Facility Agreement in respect of the transfers by novation effected pursuant to this Agreement.

11.     INDEMNITY

11.1    INDEMNITY FOR NEW LENDERS
        If, as a result of the operation of Clause 2 (Conditions Precedent), the transfer by novation contemplated by Clause 4 (Transfer by Novation) is not effective on the Effective Date, the Company shall, within three Business Days of demand, indemnify each New Lender against any cost, loss or liability incurred by that New Lender as a result of funding or making arrangements to fund the portion of any Loan which would otherwise have been transferred to such New Lender in accordance with Clause 4 (Transfer by Novation).

12.     MISCELLANEOUS

12.1    INCORPORATION OF TERMS
        The provisions of Clause 35 (Notices), Clause 37 (Partial invalidity), Clause 38 (Remedies and waivers), Clause 41 (USA Patriot Act), Clause 43 (Enforcement) and Clause 44 (Waiver of Jury Trial) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement and as if references in those clauses to "Party" and "Lender" include the New Lenders.

12.2    COUNTERPARTS
        This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

13.     GOVERNING LAW

        This Agreement is governed by English law.

THIS AGREEMENT HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS AGREEMENT.

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                                  SIGNATURES

THE COMPANY

FLEXSYS HOLDING B.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      51010 Zutphenseweg
              NL-7418 AJ Deventer
              The Netherlands
Fax:          +32 2 714 33 95


THE BORROWERS

FLEXSYS HOLDING B.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      51010 Zutphenseweg
              NL-7418 AJ Deventer
              The Netherlands
Fax:          +32 2 714 33 95


FLEXSYS VERWALTUNGS- UND BETEILIGUNGS GMBH

By:           /s/ Wolter Kymmell               /s/ Hans-Jurgen Wnuck
              ------------------               ---------------------
              WOLTER KYMMELL                   HANS-JURGEN WNUCK

Address:      Grosse Drakenburgerstrasse 93-97, Postfach 1440
              D-31582 Neinburg/Weser
              Germany
Fax:          +32 2 714 33 95


FLEXSYS AMERICA L.P.

By:           Flexsys America Co., its General Partner

              By:    /s/ Wolter Kymmell
                     ------------------
              Name:  WOLTER KYMMELL
              Title: OFFICER

Address:      260 Springside Drive, P.O. Box 5444, Akron
              OH 44334-0444
              United States of America
Fax:          +32 2 714 33 95

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FLEXSYS CO-ORDINATION CENTRE N.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Woluwe Gardens, Woluwedal 24/3
              1932 Sint-Stevens-Woluwe/Zaventem
              Belgium
Fax:          +32 2 714 33 95


FLEXSYS N.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Woluwe Gardens, Woluwedal 24/3
              1932 Sint-Stevens-Woluwe/Zaventem
              Belgium
Fax:          +32 2 714 33 95


FLEXSYS RUBBER CHEMICALS LTD

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Ruabon Works, Cefn Mawr, Wrexham
              Clwyd LL14 3SL, North Wales
              United Kingdom
Fax:          +32 2 714 33 95


THE GUARANTORS

FLEXSYS HOLDING B.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      51010 Zutphenseweg
              NL-7418 AJ Deventer
              The Netherlands
Fax:          +32 2 714 33 95

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FLEXSYS K.K.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      15-3, Uchi Kanda 3-chome
              Chiyoda-ku Tokyo
              Japan
Fax:          +32 2 714 33 95


FLEXSYS VERWALTUNGS- UND BETEILIGUNGS GMBH

By:           /s/ Wolter Kymmell               Hans-Jurgen Wnuck
              ------------------               -----------------
              WOLTER KYMMELL                   HANS-JURGEN WNUCK

Address:      Grosse Drakenburgerstrasse 93-97, Postfach 1440
              D-31582 Neinburg/Weser
              Germany
Fax:          +32 2 714 33 95


FLEXSYS AMERICA L.P.

By:           Flexsys America Co., its General Partner

              By:    /s/ Wolter Kymmell
                     ------------------
              Name:  WOLTER KYMMELL
              Title: OFFICER

Address:      260 Springside Drive, P.O. Box 5444, Akron
              OH 44334-0444
              United States of America
Fax:          +32 2 714 33 95


FLEXSYS CO-ORDINATION CENTRE N.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Woluwe Gardens, Woluwedal 24/3
              1932 Sint-Stevens-Woluwe/Zaventem
              Belgium
Fax:          +32 2 714 33 95

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FLEXSYS N.V.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Woluwe Gardens, Woluwedal 24/3
              1932 Sint-Stevens-Woluwe/Zaventem
              Belgium
Fax:          +32 2 714 33 95


FLEXSYS RUBBER CHEMICALS LTD

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      Ruabon Works, Cefn Mawr, Wrexham
              Clwyd LL14 3SL, North Wales
              United Kingdom
Fax:          +32 2 714 33 95


FLEXSYS INDUSTRIA E COMERCIO LTDA

By:           /s/ Hiroaki Kawabata       /s/ Sergio Caratori Paes de Andrade
              --------------------       -----------------------------------
              HIROAKI KAWABATA           SERGIO CARATORI PAES DE ANDRADE

Address:      Avendida Atlantica No. 831
              CEP 09060-001, Santo Andre, SP
              Brazil
Fax:          +32 2 714 33 95


FLEXSYS VERKAUF GMBH

By:           /s/ Wolter Kymmell               Hans-Jurgen Wnuck
              ------------------               -----------------
              WOLTER KYMMELL                   HANS-JURGEN WNUCK

Address:      Grosse Drakenburgerstrasse 93-97, Postfach 1440
              D-31582 Neinburg/Weser
              Germany
Fax:          +32 2 714 33 95


FLEXSYS CHEMICALS (M) SDN. BHD.

By:           /s/ Wolter Kymmell
              ------------------
              WOLTER KYMMELL

Address:      No. 312, 3rd Floor, Block C, Kelana Square, 17,
              Jalan SS 7/26
              Petaling Jaya, 47301 Selangor
              Malaysia
Fax:          +32 2 714 33 95

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THE AGENT

KBC BANK N.V.

By:           /s/ Peter de Wandeler
              ----------------------
              PETER DE WANDELER

Address:      BRUHAV12/IBR
              Havenlaan 12
              B-1080
              Brussels
Fax:          +32 2429 4920
Attention:    Dirk De Bleser/Peter De Wandeler


THE ARRANGERS

KBC BANK N.V.

By:           /s/ Ivan Vertenten               /s/ Adriaan Leoff
              ------------------               -----------------
              IVAN VERTENTEN                   ADRIAAN LOEFF

Address:      BRUHAV12/IBR
              Havenlaan 12
              B-1080
              Brussels
Fax:          +32 2429 4920
Attention:    Dirk De Bleser/Peter De Wandeler


CITIGROUP GLOBAL MARKETS LIMITED

By:           /s/ Paul Gibbs
              --------------
              PAUL GIBBS

Address:      Citigroup Centre
              Canary Wharf
              London E14 5LB
              United Kingdom
Fax:          +44 (0)207 986 8278
Attention:    Paul Gibbs

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THE SECURITY TRUSTEE

KBC BANK N.V.

By:           /s/ Peter de Wandeler
              ---------------------
              PETER DE WANDELER

Address:      BRUHAV12/IBR
              Havenlaan 12
              B-1080
              Brussels
              Fax: +32 2429 4920
Attention:    Dirk De Bleser/Peter De Wandeler


THE EXISTING LENDERS

KBC BANK N.V.

By:           /s/ Ivan Vertenten               /s/ Adriaan Leoff
              ------------------               -----------------
              IVAN VERTENTEN                   ADRIAAN LOEFF

Address:      BRUHAV12/IBR
              Havenlaan 12
              B-1080
              Brussels
Fax:          +32 2429 4920
Attention:    Dirk De Bleser/Peter De Wandeler


CITIBANK, N.A.

By:           /s/ Paul Gibbs
              --------------
              PAUL GIBBS

Address:      399 Park Avenue
              New York
              NY 10022
              United States of America
Fax:          +44 (0)207 986 8278
Attention:    Jim Simpson

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CITIBANK, N.A., LONDON BRANCH

By:           /s/ Paul Gibbs
              --------------
              PAUL GIBBS

Address:      Citigroup Centre
              Canary Wharf
              London E14 5LB
              United Kingdom
Fax:          +44 (0)207 986 8278
Attention:    Paul Gibbs


THE NEW LENDERS

ABN AMRO BANK N.V., BRUSSELS

By:           /s/ Bert Bielen                  /s/ Wim Goossers
              ---------------                  ----------------
              BERT BIELEN                      WIM GOOSSERS

Address:      Kanselarijstraat 17a
              B-1000 Brussels
              Belgium
Fax:          +32 2546 0402
Attention:    Eddy Jacobs


BANCA MONTE PASCHI BELGIO S.A.

By:           /s/ Luigi Macciola               /s/ Alessandro Lami
              ------------------               -------------------
              LUIGI MACCHIOLA                  ALESSANDRO LAMI

Address:      Rue Joseph II 24
              1000 Brussels
              Belgium
Fax:          +32 2 220 7332/+32 2 218 8391
Attention:    Laura Fiabane/Wendy Craps


BANQUE LBLUX S.A.

By:           /s/ H. Peter Radermacher         /s/ Kerstin Franzen
              ------------------------         -------------------
              H. PETER RADERMACHER             KERSTIN FRANZEN

Address:      3 rue Jean Monnet
              L-2180 Luxembourg
              Luxembourg
Fax:          +35 2 42434 3399
Attention:    Gregory Reich/Siegfried Behlert

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BNP PARIBAS S.A.
BELGIUM BRANCH

By:           /s/ Hugo Baetens                 /s/ Didier Mahout
              ----------------                 -----------------
              HUGO BAETENS                     DIDIER MAHOUT

Address:      Avenue Louise 489
              1050 Brussels
              Belgium
Fax:          +32 2518 0920
Attention:    Laurent Falla/Raymond Pietercil and Annick De Cock


COMMERZBANK INTERNATIONAL S.A. LUXEMBOURG

By:           /s/ Kenneth Anderson             /s/ Stephan Wurm
              --------------------             ----------------
              KENNETH ANDERSON                 STEPHAN WURM

Address:      25, rue Edward Steichen
              L-2540 Luxembourg
              Luxembourg
Fax:          +32 2743 1911/+35 2477 911 2386
Attention:    Alain Seconde/Ulrike Meinlschmidt


DEUTSCHE BANK A.G. NEW YORK BRANCH

By:           /s/ Evelyn Thierry               /s/ Susan Lefevre
              ------------------               -----------------
              EVELYN THIERRY                   SUSAN LEFEVRE

Address:      60 Wall Street MSNYC 60-0208
              New York, NY 10005
              The United States of America
Fax:          +1 212 797 5690
Attention:    Evelyn Thierry/Michael J. Mozer


DEXIA BANK BELGIUM N.V./ S.A.

By:           /s/ Audrey Reveillon             /s/ Piet Cordonnier
              --------------------             -------------------
              AUDREY REVEILLON                 PIET CORDONNIER

Address:      Pachecolaan 44
              1000 Brussels
              Belgium
Fax:          +32 2 285 1375
Attention:    Audrey Reveillon/Piet Cordonnier

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FIFTH THIRD BANK

By:           /s/ Matthew J. Kuchta
              ---------------------
              MATTHEW J. KUCHTA

Address:      600 Superior Avenue East
              Cleveland OH 44114
              The United States of America
Fax:          +1 216 2745 145
Attention:    Matthew Kuchta


FORTIS BANK S.A./N.V.

By:           /s/ Hans de Langhe               /s/ Herman Sonck
              ------------------               ----------------
              HANS DE LANGHE                   HERMAN SONCK

Address:      Montagne du Parc 3 - 1MH1C
              1000 Brussels
              Belgium
Fax:          +32 2565 0927
Attention:    Edith de Flines


FORTIS BANK (NEDERLAND) N.V.

AS FACILITY OFFICE OF FORTIS BANK S.A./N.V FOR THE PURPOSE OF PARTICIPATING IN A LOAN TO FLEXSYS RUBBER CHEMICALS LTD AND/OR FLEXSYS AMERICA L.P. PURSUANT TO CLAUSE 2.3 OF THE RESTATED AGREEMENT.

By:           /s/ H. Visser                    /s/ R. Klaasman
              -------------                    ---------------
              H. VISSER                        R. KLAASMAN

Address:      Coolsingel 93
              3012 AE Rotterdam
              The Netherlands
Fax:          +31 10 401 5615
Attention:    Hans Visser


ING BELGIUM S.A./N.V.

By:           /s/ Jacques Mamere
              ------------------
              JACQUES MAMERE

Address:      24 Avenue Marnix
              1000 Brussels
              Belgium
Fax:          +32 2718 0368/+32 2547 2665
Attention:    Carolien D'Hauwers/Jacques Mamere and Laurant Christiaens

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MIZUHO CORPORATE BANK NEDERLAND N.V.

By:           /s/ A. Ujita                     /s/ H. Takahashi
              ------------                     ----------------
               A. UJITA                        H. TAKAHASHI

Address:      Apollolaan 171
              1077 AS Amsterdam
              The Netherlands
Fax:          +31 20 5734 376
Attention:    Rogier Jansen

-----------------------------------------------------------------------------
Witnesses:-

1. /s/ M. Blacnaflor                      2. /s/ D. Taswin
--------------------                      ----------------

Name: M. BLANCAFLOR                       Name: D. TASWIN

ID: N/A                                   ID: N/A

-----------------------------------------------------------------------------


Documentary duty of EUR 0.15 per original paid by bank transfer from Clifford Chance on 12 January 2007. Droit d'ecriture de 0,15 euro par original paye par transfert bancaire de Clifford Chance le 12 janvier 2007. Recht op geschriften van 0,15 euro per origineel betaald per overschrijving door Clifford Chance op 12 januari 2007.